Exhibit 10.5

[FORM OF] SERIES A WARRANT

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS UNDER SAID LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

CALETHOS INC.

Series A Warrant for the Purchase of up to _____ Shares of

Common Stock, par value $0.001 per share

No. WA-__	_____ Shares
Issue Date: ______________

THIS CERTIFIES that, for value received, ______________________, with an address at _____________________________________________________ (including any transferee, the “Holder”), is entitled to subscribe for and purchase from CalEthos Inc., a Nevada corporation (the “Company”), upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M., New York time, on February 28, 2023 (the “Exercise Period”), up to _________________ (_____) shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company at an initial exercise price per share of $1.50, subject to adjustment pursuant to the terms hereof (the “Exercise Price”). As used herein, the term “this Series A Warrant” shall mean and include this Series A Warrant and any Series A Warrant or Series A Warrants hereafter issued as a consequence of the exercise or transfer of this Series A Warrant in whole or in part.

The number of shares of Common Stock issuable upon exercise of this Series A Warrant (the “Series A Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth.

1. (a) This Series A Warrant may be exercised during the Exercise Period as to all or a lesser number of whole Series A Warrant Shares by the surrender of this Series A Warrant (with the Exercise Form attached hereto duly executed) to the Company at its principal executive office, which is located on the date hereof at 11753 Willard Avenue, Tustin, CA 92782, Attention: Chief Financial Officer, or at such other place as is designated in writing by the Company, together with cash, a certified or bank cashier’s check or wire transfer of immediately available funds payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Series A Warrant Shares for which this Series A Warrant is being exercised. Upon the exercise of this Series A Warrant pursuant to this Section 1(a), the Holder shall receive, in addition to the Series A Warrant Shares for which this Series A Warrant is exercised, a new stock purchase warrant (a “Series B Warrant”) to purchase a number of shares of Common Stock equal to the number of Series A Warrant Shares purchased at an exercise price equal to $1.50 per share, subject to adjustment. The Series B Warrant shall be exercisable to purchase shares of Common Stock at any time, or from time-to-time, up to and including 5:00 P.M., New York time, on the third anniversary date of the date of the issuance of the Series B Warrant; provided, however, if such date is not a Business Day, then on the Business Day immediately following such date.

(b) This Series A Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 1(b). This Series A Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed Exercise Form specifying the number of Series A Warrant Shares to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the Exercise Form to the Company, of this Series A Warrant (or an indemnification undertaking with respect to this Series A Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Series A Warrant pursuant to this Section 1(b) shall equal the value of this Series A Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Series A Warrant to the Company using the following formula:

X =	Y(A-B) A

where:

X = the number of shares of Common Stock to be issued to the Holder under this Section 1(b);
Y = the number of Series A Warrant Shares identified in the Exercise Form as being applied to the subject exercise;
A = the Current Market Price on such date; and
B = the Exercise Price on such date

For purposes of this Section 1(b), the “Current Market Price” per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if (i) above is not applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market of the OTC Markets Group, Inc., the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

The Company acknowledges and agrees that this Series A Warrant was issued on the Issue Date set forth on the face of this Series A Warrant (the “Issuance Date”). Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 1(b), the period during which the Holder held this Series A Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the “Act”), be “tacked” to the period during which the Holder holds the Series A Warrant Shares received upon such cashless exercise.

2. Upon each exercise of the Holder’s rights to purchase Series A Warrant Shares, the Holder shall be deemed to be the holder of record of the Series A Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Series A Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Series A Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Series A Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Series A Warrant should be exercised in part only, the Company shall, upon surrender of this Series A Warrant for cancellation, execute and deliver a new Series A Warrant evidencing the right of the Holder to purchase the balance of the Series A Warrant Shares (or portions thereof) subject to purchase hereunder.

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3. (a) Any Series A Warrants issued upon the registration of transfer or exercise in part of this Series A Warrant shall be numbered and shall be registered in a Series A Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Series A Warrant on the Series A Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Series A Warrant on the part of any other person, and shall not be liable for any registration or transfer of Series A Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. The transfer of this Series A Warrant may be registered on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, due authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Series A Warrant or Series A Warrants to the person entitled thereto. This Series A Warrant may be exchanged, at the option of the Holder thereof, for another Series A Warrant, or other Series A Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Series A Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company may require prior to registering any transfer of a Series A Warrant an opinion of counsel reasonably satisfactory to the Company that such transfer complies with the provisions of the Act, and the rules and regulations thereunder.

(b) The Holder acknowledges that he has been advised by the Company that neither this Series A Warrant nor the Series A Warrant Shares have been registered under the Act, that this Series A Warrant is being or has been issued and the Series A Warrant Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Rule 506 of Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company’s reliance thereon is based in part upon the representations made by the original Holder in the Subscription Agreements. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Series A Warrant or the Series A Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Series A Warrant or such Series A Warrant Shares is registered under the Act, it being understood that neither this Series A Warrant nor such Series A Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Series A Warrant or such Series A Warrant Shares except as specifically provided for in the Registration Rights Agreement (as defined or described in the Subscription Agreement), or (ii) this Series A Warrant or such Series A Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Series A Warrant for the sale of this Series A Warrant or such Series A Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act in the opinion of counsel reasonably acceptable to the Company.

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4. The Company shall at all times reserve and keep available out its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Series A Warrant Shares granted pursuant to the Series A Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Series A Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

5. (a) In case the Company shall at any time after the date the Series A Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Series A Warrant Shares issuable upon exercise of this Series A Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Series A Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the then applicable Exercise Price per share on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive.

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(c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the then applicable Exercise Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the then applicable Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Exercise Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

(d) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

(e) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Series A Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(f) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b) or 5(c) hereof, this Series A Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by multiplying (A) the number of shares purchasable upon exercise of this Series A Warrant prior to such adjustment by (B) a fraction, the numerator of which is the Exercise Price in effect prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after such adjustment.

(g) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Series A Warrant Register, which notice shall be accompanied by an officer’s certificate setting forth the number of Series A Warrant Shares purchasable upon the exercise of this Series A Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Series A Warrant. If any fraction of a share would be issuable on the exercise of this Series A Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price of such share of Common Stock on the date of exercise of this Series A Warrant.

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6. (a) In case of any consolidation or combination with or merger of the Company with or into another corporation or entity (other than a merger, consolidation or combination in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation, entity or person of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (collectively an “Extraordinary Event”), then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Series A Warrant Shares immediately theretofore issuable upon exercise of this Series A Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Series A Warrant Shares equal to the number of Series A Warrant Shares immediately theretofore issuable upon exercise of this Series A Warrant, had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Extraordinary Event unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Extraordinary Event shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Series A Warrant. The provisions of this paragraph shall similarly apply to successive Extraordinary Events.

(b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Series A Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation, combination or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Series A Warrant solely the kind and amount of shares of stock and other securities, property or cash, or any combination thereof receivable upon such reclassification, change, consolidation, combination or merger by a holder of the number of shares of Common Stock for which this Series A Warrant might have been exercised immediately prior to such reclassification, change, consolidation, combination or merger. Thereafter, appropriate provision shall be made for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 5.

(c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, combinations, mergers, sales, leases or conveyances.

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7. In case at any time the Company shall propose to:

(a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b) issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

(c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property or other Extraordinary Event; or

(d) effect any liquidation, dissolution or winding-up of the Company; or

(e) take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder’s address as it shall appear in the Series A Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

8. The issuance of any shares or other securities upon the exercise of this Series A Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

9. The Series A Warrant Shares issued upon exercise of this Series A Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Series A Warrant Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Series A Warrant (and upon surrender of any Series A Warrant if mutilated), the Company shall execute and deliver to the Holder thereof a new Series A Warrant of like date, tenor and denomination.

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11. The holder of this Series A Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Series A Warrant.

12. Any term of this Series A Warrant may be amended or waived upon the written consent of the Company and the holders of Series A Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Series A Warrants (the “Majority Holders”); provided, that (x) any such amendment or waiver must apply to all Series A Warrants; and (y) the number of Series A Warrant Shares subject to this Series A Warrant, the Exercise Price and the Exercise Period may not be amended, and the right to exercise this Series A Warrant may not be altered or waived, without the written consent of the Holder.

13. This Series A Warrant has been negotiated and consummated in the State of New York and shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law. The Company and, by accepting this Series A Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Series A Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under the Subscription Agreements. The Company and, by accepting this Series A Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Series A Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Dated: __________, 2020

CalEthos Inc.

By:
Name:
Title:

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CALETHOS INC.

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the attached Series A Warrant.)

To:	CalEthos Inc.
11753 Willard Avenue
Tustin, CA 92782
Attention: Michael Campbell

FOR VALUE RECEIVED, _______________ hereby sells, assigns, and transfers unto _______________ that certain Series A Warrant (Number WA-______) to purchase __________ shares of Common Stock, par value $0.001 per share, of CalEthos Inc. (the “Company”), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ________________________ attorney to transfer such Series A Warrant on the books of the Company, with full power of substitution.

Dated: _________

Signature: _________________________________

Notice:

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Series A Warrant in every particular, without alteration or enlargement or any change whatsoever.

CALETHOS INC.

EXERCISE FORM

(To be completed and signed only upon exercise of the Series A Warrants)

To:	CalEthos Inc.
11753 Willard Avenue
Tustin, CA 92782
Attention: Michael Campbell

The undersigned hereby exercises his or its rights to purchase ___________ Series A Warrant Shares covered by the within Series A Warrant and tenders payment herewith in the amount of $_________ by [tendering cash, a wire of immediately available funds or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Series A Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security
or Tax Identification Number)

and, if such number of Series A Warrant Shares shall not be all the Series A Warrant Shares covered by the within Series A Warrant, that a new Series A Warrant for the balance of the Series A Warrant Shares covered by the within Series A Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ____________, ________	Name:
(Please Print)

Address:

(Signature)